UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2015

Lakes Entertainment, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	0-24993	41-1913991
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

130 Cheshire Lane, Minnetonka, Minnesota	55305
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (952) 449-9092

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events

On June 23, 2015, Lakes Entertainment, Inc. (“Lakes”) issued a press release announcing voting results of its Special Shareholders’ Meeting pursuant to the definitive proxy statement filed with the Securities and Exchange Commission on May 4, 2015. Lakes also announced the status of certain licensing approvals and reiterated its previously announced plans for the 2015 annual meeting of Lakes’ shareholders.

A copy of the press release is being furnished to the Securities and Exchange Commission and is attached as Exhibit 99.1 to this Form 8-K.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material for the shareholder vote at the Lakes annual meeting tentatively scheduled for July 29, 2015. Lakes filed a preliminary proxy statement for the annual meeting of Lakes shareholders and may file other relevant materials and documents with the SEC. The definitive proxy statement will be mailed to Lakes’ shareholders after it is filed. This communication does not constitute a solicitation of any vote or proxy from any shareholder of Lakes. INVESTORS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT IN ITS ENTIRETY AND ANY OTHER DOCUMENTS OR MATERIALS TO BE FILED WITH THE SEC IN CONNECTION WITH THE ANNUAL MEETING OR INCORPORATED BY REFERENCE IN THE DEFINITIVE PROXY STATEMENT BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING. Investors will be able to obtain free copies of the definitive proxy statement, and other relevant materials and documents filed with the SEC, without charge, at the SEC’s web site at www.sec.gov. In addition, investors will be able to obtain free copies of the definitive proxy statement, and other relevant materials and documents filed with the SEC by directing a written request to Investor Relations, Lakes Entertainment, Inc., 130 Cheshire Lane, Suite #101, Minnetonka, MN 55305, or by accessing Lakes’ website at www.lakesentertainment.com under the heading “Investors” and then “SEC Filings.”

Participants in the Solicitation

Lakes, Golden Gaming and their respective directors, executive officers and certain other members of management and employees may be deemed to be “participants” in the solicitation of proxies from shareholders of Lakes in connection with the proposed transaction, including with respect to the matters described in the preliminary proxy statement for the Lakes 2015 annual meeting of shareholders. Information about Lakes’ directors and executive officers is available in Lakes preliminary proxy statement, filed with the SEC on June 18, 2015, for its 2015 annual meeting of shareholders. Additional information regarding participants in the proxy solicitation and a description of their interests in the proposed transaction will be contained in the definitive proxy statement to be filed by Lakes with the SEC in connection with the annual meeting and other relevant documents or materials that may be filed with the SEC regarding the proposed transaction.

Item 9.01     Financial Statements and Exhibits

(a)	Not Applicable

(b)	Not Applicable

(c)	Not Applicable

(d)	Exhibits

99.1	Lakes Entertainment, Inc. Press Release dated June 23, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LAKES ENTERTAINMENT, INC.
(Registrant)

Date: June 23, 2015	/s/ Timothy J. Cope
Name: Timothy J. Cope
Title: President and Chief Financial Officer